Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ Roger G. Ackerman
Roger G. Ackerman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign her name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2009.

/s/ Betty C. Alewine
Betty C. Alewine

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ Marc C. Breslawsky
Marc C. Breslawsky

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2009.

/s/ Michael J. Herling
Michael J. Herling

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September, 2009.

/s/ Thomas R. Hudson Jr.
Thomas R. Hudson Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ Murray D. Martin
Murray D. Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2009.

/s/ Thomas C. Schievelbein
Thomas C. Schievelbein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2009.

/s/ Robert J. Strang
Robert J. Strang

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Michael T. Dan, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of up to 2,260,738 shares of the Company’s common stock with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ Ronald L. Turner
Ronald L. Turner